Exhibit 99.1

American Rebel Holdings Announces Strategic Transition to OTC Markets and Confirms Board Decision Not to Appeal Nasdaq Delisting Determination

Company remains fully reporting with the SEC; reaffirms growth strategy and longer-term goal to relist stronger on a national exchange

Nashville, Tennessee, Feb. 11, 2026 (GLOBE NEWSWIRE) -- American Rebel Holdings, Inc. (Nasdaq: AREB; AREBW) (“American Rebel” or the “Company”) today announced that its Board of Directors has determined that the Company will not appeal the Nasdaq Staff Delisting Determination received on February 4, 2026, and will instead pursue a structured transition to OTC Markets, where the Company expects to initially seek quotation on OTCID, with the goal of pursuing an upgrade to OTCQB (and potentially higher tiers) as eligibility requirements are met.

The Company emphasized that it intends to remain a fully reporting public company and will continue its commitment to timely and transparent disclosure to provide liquidity options for existing shareholders and stakeholders.

Strategic rationale

“After extensive consultation with our professional resource teams, we believe that—despite shareholder-friendly corporate actions designed to protect shareholders with minimum holdings—the volatility of the Nasdaq market and its impact on our share price, combined with increasingly stringent continued listing standards, including proposed minimum market capitalization and minimum bid price requirements, has created an untenable environment for most, if not all, small-cap companies,” said Andy Ross, Chairman and Chief Executive Officer of American Rebel Holdings, Inc. “We are fortunate to have strategic advisors and a clear plan to transition to the OTC Markets, initially at OTCID and then progressing to the OTCQB or OTCQX as we meet the requirements to strengthen visibility and liquidity. Our focus now is to recalibrate, access capital efficiently, and execute on our mid-term objective of relisting—bigger, better and stronger—while evaluating all platforms, including the NYSE and emerging exchange opportunities such as the Texas Stock Exchange.”

Business momentum and path forward

Over the Company’s nearly four-year Nasdaq tenure, American Rebel has executed meaningful strategic actions, including:

●	The acquisition of Champion Safe, strengthening the Company’s foundation and brand footprint;

●	The launch and expansion of the Company’s Beverage Division, which management believes continues to grow at an accelerated pace; and

●	Several strategic investments intended to support long-term value creation.

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“American Rebel is making this decision from a position of determination and focus,” Ross added. “This is about prioritizing execution—building the business, expanding our brands, and pursuing growth initiatives with discipline—while maintaining public-company transparency and positioning the Company for a return to a national exchange.”

Nasdaq determination and timing

Nasdaq notified the Company that it is not in compliance with Nasdaq Listing Rule 5550(a)(2), which requires a minimum bid price of $1.00 per share. Nasdaq indicated that the bid price of the Company’s listed securities closed below $1.00 per share for 30 consecutive business days from December 17, 2025 through January 30, 2026.

Nasdaq further indicated that, pursuant to Nasdaq Listing Rule 5810(c)(3)(A)(iv), the Company is not eligible for a compliance period because the Company has effected a reverse stock split within the prior one-year period and/or effected one or more reverse stock splits within the prior two-year period with a cumulative ratio of 250-to-1 or more. Nasdaq noted that the Company has effected four reverse stock splits since October 2024 with a cumulative ratio of 1-for-90,000.

In addition, Nasdaq indicated that the Company’s warrants (AREBW) are subject to delisting pursuant to Nasdaq Listing Rule 5560(a), which requires the underlying security to be listed on Nasdaq.

Because the Company has determined not to appeal, Nasdaq has indicated the Company’s securities are scheduled to be suspended from trading on The Nasdaq Capital Market at the opening of business on February 13, 2026, and that Nasdaq intends to file a Form 25-NSE with the U.S. Securities and Exchange Commission to remove the Company’s securities from listing and registration on Nasdaq.

The Company expects to provide additional updates regarding its OTC Markets transition as they become available. The Company cautions that quotation on OTC Markets is subject to the submission and approval of applicable forms and the actions of third-party broker-dealers, and therefore timing cannot be assured.

Q&A responses:

●	Q: Is the company going private?

A: “No. We intend to remain a fully reporting public company.”

●	Q: Will shareholders lose their shares?

A: “No. Shareholders retain ownership; we expect shares to transition to OTC quotation following Nasdaq’s suspension process, subject to OTC procedures.”

●	Q: Why not appeal?

A: “Given the evolving small-cap listing environment and our strategic priorities, we believe the most value-focused path is to transition efficiently and execute on operations, financing, and growth.”

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●	Q: What’s the plan to relist?

A: “Strengthen fundamentals, improve capital access, expand operating momentum, and evaluate relisting options as conditions and eligibility support it.”

About American Rebel Holdings, Inc.

American Rebel Holdings, Inc. is a diversified public company focused on building American-made brands and growth platforms. The Company operates across multiple initiatives, including its Safe business and its expanding Beverage Division, and remains committed to disciplined execution, strategic growth, and shareholder transparency.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the expected timing and impact of Nasdaq’s suspension and delisting process, the Company’s expected quotation on OTC Markets and pursuit of OTCQB or other tiers, access to capital, business momentum, and the Company’s goal of relisting on a national exchange. Forward-looking statements are based on current expectations and assumptions and involve risks and uncertainties that could cause actual results to differ materially. Factors that may cause such differences include, among others, market conditions, the Company’s ability to satisfy OTC Markets eligibility criteria, the availability and terms of financing, operational execution, regulatory developments, and other risks described in the Company’s filings with the SEC. The Company undertakes no obligation to update forward-looking statements, except as required by law.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements regarding: (i) the timing, process, and expected effects of Nasdaq’s suspension and delisting actions; (ii) the Company’s expected transition to OTC Markets, including anticipated initial quotation on OTCID and the Company’s ability to meet the standards for an OTCQB (or other tier) upgrade; (iii) expected liquidity, trading dynamics, and investor access following the transition from Nasdaq; (iv) the Company’s plans to recalibrate operations, access capital, strengthen its balance sheet, and execute strategic initiatives; (v) growth expectations for the Company’s operating businesses (including Champion Safe and the Company’s Beverage Division), distribution expansion, and commercialization efforts; (vi) the Company’s intentions and ability to remain a fully reporting public company; and (vii) the Company’s stated mid-term objective to pursue a future relisting on a national exchange, including evaluating all platforms.

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Forward-looking statements are based on management’s current expectations and assumptions as of the date of this release and involve known and unknown risks, uncertainties, and other factors that may cause actual results to differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include, among others: Nasdaq’s actions and timing with respect to the Company’s securities (including trading suspension, delisting, and related regulatory filings); the impact of delisting on market liquidity, volatility, shareholder value, analyst coverage, institutional participation, and the Company’s ability to raise capital on acceptable terms (or at all); the Company’s ability to obtain OTC quotation and maintain an active trading market, including the actions of third-party market makers and broker-dealers; the potential application of “penny stock” rules and other trading and suitability restrictions; the risk that the Company’s securities experience reduced liquidity, wider spreads, and greater price volatility; and the risk that planned strategic or financing initiatives take longer than expected, are more costly than expected, or are not completed.

Recent financial disclosures and related risks further inform these forward-looking statements. In the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2025, the Company reported, among other things: revenue of $7,231,439 for the nine months ended September 30, 2025; a net loss of $(28,427,026) for the nine months ended September 30, 2025; an accumulated deficit of $(93,513,226) as of September 30, 2025; and a working capital deficit of $(17,650,023) as of September 30, 2025. The Company also disclosed that these factors raise substantial doubt regarding its ability to continue as a going concern. In addition, the Company reported cash and cash equivalents of $722,233 and restricted cash of $2,624,501 as of September 30, 2025, and total liabilities of $28,365,077 as of September 30, 2025. The Company has disclosed that it has experienced cash-flow restraints and has missed payments due under several financing agreements, and that most of the Company’s current debt instruments are charging high interest rates, any or all of which may limit flexibility and increase financing and execution risk. The Company’s future results may be materially affected by its ability to obtain additional capital, refinance or restructure obligations, manage debt service requirements, improve operating performance and margins, and execute growth initiatives.

Additional risks include, among others: continuing losses and negative or variable operating cash flows; supply chain, manufacturing, distribution, and inventory risks; customer demand, competitive pressures, and consumer spending patterns; the Company’s ability to integrate and operate acquired businesses; the ability to expand beverage distribution and build brand awareness efficiently; regulatory and compliance risks; litigation and dispute risks; the Company’s ability to maintain effective disclosure controls and internal controls; and financial reporting, auditing, and accounting risks, including matters the Company has previously disclosed relating to prior auditor issues, reaudits, and the cautionary disclosure that certain prior comparative period financial information included in its filings should not be relied upon.

All forward-looking statements in this press release speak only as of the date of this release. The Company undertakes no obligation to update or revise forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. Investors are urged to consider the risks and uncertainties described from time to time in the Company’s filings with the U.S. Securities and Exchange Commission.

Investor Relations

American Rebel Holdings, Inc.

ir@americanrebel.com

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